UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K/A-2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Amending Form 8-K filed September 21, 2016

Date of Report (Date of earliest event reported)
November 16, 2016 (November 1, 2016)

Liberated Energy, Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-55177
(Commission File No.)

2 Coleman Court
Southampton, New Jersey   08088
(Address of principal executive offices and Zip Code)

(845) 610-3817
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REASON FOR THIS AMENDMENT

This amendment is being filed to include Ron Knori's assignment to us of all of the membership interests of EcoCab Portland, LLC, an Oregon Limited Liability Company and our issuance to Mr. Knori of 360,000 restricted shares of our common stock as partial performance of the terms and conditions of the Amended Agreement and Addendum referenced below.

ITEM 1.01                ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 14, 2016, we entered into a Stock Exchange Agreement (the "Agreement") with Ron Knori ("Knori") the owner of EcoCab Portland, LLC, an Oregon Limited Liability Company ("EcoCab"); EcoCab; and, Brian Conway ("Conway"), wherein we agreed to acquire from Knori 100% of the ownership interest of EcoCab in consideration of issuing Knori 25,553,000 restricted shares of our common stock.  Further, as set forth in the Agreement and as further consideration for the acquisition of EcoCab, Conway, our president, agreed to transfer to Knori, 10,000,000 shares of our Series A Preferred Stock which Conway owns and which constitute all of the issued and outstanding shares of our Series A Preferred Stock.  Thereafter, EcoCab will be our wholly owned subsidiary corporation.  Knori and others selected by Knori will replace Conway and others as directors and officers.  Conway will continue to own 11% of our total outstanding shares and his interest will be non-dilutive under certain circumstances.  The Agreement is subject to the condition that all of our liabilities will be paid and we shall have executed an agreement with third parties for the ingestion of $200,000.  Closing must take place on or before October 31, 2016.

On October 11, 2016, we executed an Amended and Restated Stock Exchange Agreement (the "Amended Agreement") which revised the Agreement by reducing the number of shares to be received by Knori from 25,533,000 to the following:  (1) at the first closing,  we will issue Knori a number of shares equal to 20% of our total outstanding shares of common stock; (2) if certain conditions are met, at a second closing, we will issue Knori shares which will vest Knori with 30% of our total outstanding shares of common stock; and, (3) if certain conditions are met, we will, at a third closing issue Knori additional shares of common stock to be agreed upon by the parties.  If we cannot agree upon the number of shares to be issued, the matter will be submitted to binding arbitration.  Also, subject to the satisfaction of certain terms and conditions, we will issue Knori a number of shares of preferred stock.  The Amended Agreement is subject to the ingestion of $400,000.

Also, on October 11, 2016, we executed Addendum #1 to the Amended Agreement ("Addendum") wherein Knori agreed to assume liability for all liabilities not identified on Exhibit A and B to the Addendum.

On November 1, 2016, Ron Knori assigned, transferred and conveyed to us all of the membership interests of EcoCab Portland, LLC, an Oregon Limited Liability Company ("EcoCab").  EcoCab is now a wholly owned subsidiary of Liberated Energy, Inc.  Concurrently therewith we issued Mr. Knori was issued 360,000 restricted shares of our common stock as partial performance of the terms and conditions of the Amended Agreement and Addendum aforesaid.

On September 7, 2016, we issued a promissory note to Carebourn Capital, L.P. in consideration of a loan to us in the amount of $197,363.70 for the payment of certain outstanding liabilities.  The foregoing promissory note contains provisions that allow Carebourn to convert the debt into shares or our common stock.

On September 16, 2016, we issued a promissory note to Carebourn Capital, L.P. in consideration of a loan to us in the amount of $25,000.00 for the payment of certain outstanding liabilities.  The foregoing promissory note contains provisions that allow Carebourn to convert the debt into shares or our common stock.

ITEM 1.02                TERMINATION OF A MATERIAL DEFINITE AGREEMENT.

On September 15, 2016, we paid outstanding liabilities to JMJ Financial, Gel Properties LLC, Service Trading and others in consideration of $104,363.70.

ITEM 2.03                CREATION OF A DIRECT FINANCIAL OBLIGATION.

On September 7, 2016, we issued a promissory note to Carebourn Capital, L.P. in consideration of a loan to us in the amount of $197,363.70 for the payment of certain outstanding liabilities.  The foregoing promissory note contains provisions that allow Carebourn to convert the debt into shares or our common stock.

On September 16, 2016, we issued a promissory note to Carebourn Capital, L.P. in consideration of a loan to us in the amount of $25,000.00 for the payment of certain outstanding liabilities.  The foregoing promissory note contains provisions that allow Carebourn to convert the debt into shares or our common stock.

ITEM 3.02                UNREGISTERED SALE OF EQUITY SECURITIES.

On September 14, 2016, we entered into an agreement (the "Agreement") with Ron Knori ("Knori") the owner of EcoCab Portland, LLC, an Oregon Limited Liability Company ("EcoCab"); EcoCab; and, Brian Conway, wherein we agreed to acquire from Knori 100% of the ownership interest of EcoCab in consideration of issuing Knori 25,553,000 restricted shares of our common stock.  Further, as set forth in the Agreement and as further consideration for the acquisition of EcoCab, Conway, our president, agreed to transfer to Knori, 10,000,000 shares of our Series A Preferred Stock which Conway owns and which constitute all of the issued and outstanding shares of our Series A Preferred Stock.  Thereafter, EcoCab will be our wholly owned subsidiary corporation.  Knori and others selected by Knori will replace Conway and others as our directors and officers.  Conway will continue to own 11% of our total outstanding shares and his interest will be non-dilutive under certain circumstances.  The Agreement is subject to the condition that all of our liabilities will be paid and we shall have executed an agreement with third parties for the ingestion of $200,000.  Closing must take place on or before October 31, 2016.  The foregoing issuance of shares of our common stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, in that our transaction with Knori did not involve any public offering.  Knori was supplied with the same information that could be found in Part I of a Form S-1 registration statement and we determined that Knori was a sophisticated investor as that term is defined in the rules, regulations and decisions of the Securities and Exchange Commission.

On October 11, 2016, we executed an Amended and Restated Stock Exchange Agreement (the "Amended Agreement") which revised the Agreement by reducing the number of shares to be received by Knori from 25,533,000 to the following:  (1) at the first closing,  we will issue Knori a number of shares equal to 20% of our total outstanding shares of common stock; (2) if certain conditions are met, at a second closing, we will issue Knori shares which will vest Knori with 30% of our total outstanding shares of common stock; and, (3) if certain conditions are met, we will, at a third closing issue Knori additional shares of common stock to be agreed upon by the parties.  If we cannot agree upon the number of shares to be issued, the matter will be submitted to binding arbitration.  Also, subject to the satisfaction of certain terms and conditions, we will issue Knori a number of shares of preferred stock.

On September 7, 2016, 2016, we issued a promissory note to Carebourn Capital, L.P. in consideration of a loan to us in the amount of $197,363.70 for the payment of certain outstanding liabilities.  The foregoing promissory note contains provisions that allow Carebourn to convert the debt into shares or our common stock.

On September 16, 2016, we issued a promissory note to Carebourn Capital, L.P. in consideration of a loan to us in the amount of $25,000.00 for the payment of certain outstanding liabilities.  The foregoing promissory note contains provisions that allow Carebourn to convert the debt into shares or our common stock.

On November 1, 2016, we issued Ron Knori 360,000 restricted shares of our common stock as partial performance of the terms and conditions of the Amended Agreement and Addendum referred to above.  The restricted shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.  Mr. Knori is a sophisticated investor as that term is defined in the rules and regulations of the Securities and Exchange Commission and Mr. Knori was furnished with the same information that could be found in Part I of a Form S-1 Registration Statement.

ITEM 7.01                REGULATION FD DISCLOSURE.

On September 19, 2016, we issued a press release announcing the execution of the Agreement described in Item 1.01 above.

ITEM 9.01                FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

10.1	Stock Exchange Agreement to acquire EcoCab LLC. – Previously filed with our Form 8-K dated September 20, 2016 as Exhibit 10.1 and filed with the Commission on September 21, 2016.
10.2	Promissory Note dated September 7, 2016 – Carebourn Capital, L.P. – Previously filed with our Form 8-K dated September 20, 2016 as Exhibit 10.2 and filed with the Commission on September 21, 2016.
10.3	Promissory Note dated September 16, 2016 – Carebourn Capital, L.P. – Previously filed with our Form 8-K dated September 20, 2016 as Exhibit 10.3 and filed with the Commission on September 21, 2016.
10.4	Amended and Restated Stock Exchange Agreement – Previously filed with our Form 8-K/A-1 dated October 17, 2016 as Exhibit 10.4 and filed with the Commission on October 17, 2016.
10.5	Addendum to Amended and Restated Stock Exchange Agreement – Previously filed with our Form 8-K/A-1 dated October 17, 2016 as Exhibit 10.5 and filed with the Commission on October 17, 2016.
10.6	Assignment of LLC Membership Interest.
99.1	Press Release – Previously filed with our Form 8-K dated September 20, 2016 as Exhibit 99.1 and filed with the Commission on September 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of November 2016.

LIBERATED ENERGY, INC.

BY:	BRIAN CONWAY
Brian Conway
President, Director, Chief Executive Officer, Chief Financial Officer and member of the Board of Directors